UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 2334

       Date of Report (Date of earliest event reported): January 23, 2007

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                             MAJESTIC OIL & GAS INC.
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                         (Name of issuer in its charter)

                                   20-3955577
                                -----------------
                         (I.R.S. employer identification
                                    number)



                       P.O Box 488 Cut Bank, Montana       59427
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               (Address of principal executive offices) (Zip code)

                     Issuer's telephone number: 406-873-5580

SEC file number:  333-126031

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.01. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

On January 23, 2007, the Company accepted the resignation of Eide Bailly LLP
 ("Eide Bailly") as the principal independent accountants of the Company. The Board of Directors of the Company authorized the acceptance of resignation of Eide Bailly on January 23, 2007.

During the Company's fiscal years-ended December 31, 2005 and 2004 and any subsequent interim period preceding the date of dismissal of Eide Bailly, there were no disagreements with Eide Bailly, which were not resolved on any matters concerning accounting principles or practices, financial statement disclosure, or auditing scope and procedure, which disagreements, if not resolved to the satisfaction of Eide Bailly would have caused Eide Bailly to make reference to the subject matter of the disagreements in connection with their reports. Eide Bailly, as the Company's principal independent accountant, did not provide an adverse opinion or disclaimer of opinion to the Company's financial statements, nor modify its opinion as to uncertainty, audit scope or accounting principles. The Company has requested Eide Bailly to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter, dated January 23, 2007, is filed as Exhibit
16.1 to this Form 8-K.

On January 23, 2007, the Board of Directors of the Company approved and authorized the engagement of Gordon, Hughes & Banks, LLP., Denver Technological Center Office, 5299 DTC Boulevard, Suite 1000, Greenwood Village, Colorado 80111 as the principal independent accountant for the Company.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS


Exhibit No.        Description
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Exhibit 16.1       Letter on Change in Certifying Accountant


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 23, 2007
                                        MAJESTIC OIL & GAS INC.


                                        By: /s/ Patrick Montalban
                                            -----------------------------
                                            Name: Patrick Montalban
                                            Title: President, CEO and a Director



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




                                  EXHIBIT INDEX


Number            Exhibit
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  16.1            Letter on Change in Certifying Accountant






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